                                   EXHIBIT 24
                               POWERS OF ATTORNEY

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer




         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ ROBERT S. MOE
---------------------------------------
Robert S. Moe

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer




         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ SUBRAMANIAN KRISHNAN
---------------------------------------
Subramanian Krishnan

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of August, 1999.



/s/ WILLIS K. DRAKE
---------------------------------------
Willis K. Drake

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ RICHARD E. EICHHORN
---------------------------------------
Richard E. Eichhorn

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ MYKOLA MOROZ
---------------------------------------
Mykola Moroz

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ DAVID STANLEY
---------------------------------------
David Stanley

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint John P. Schinas, Douglas J. Glader and Subramanian Krishnan, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an amendment on Form 10-K/A to said Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and all further amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4th day of August, 1999.



/s/ JOHN P. SCHINAS
---------------------------------------
John P. Schinas